HENDERSON GLOBAL FUNDS

                          HENDERSON EUROPEAN FOCUS FUND
                        HENDERSON GLOBAL TECHNOLOGY FUND
                   HENDERSON INTERNATIONAL OPPORTUNITIES FUND
                         HENDERSON INCOME ADVANTAGE FUND
                         HENDERSON U.S. CORE GROWTH FUND

                         Supplement dated March 20, 2006
                      to Prospectus dated November 30, 2005

                         HENDERSON JAPAN-ASIA FOCUS FUND

                         Supplement dated March 20, 2006
                      to Prospectus dated January 31, 2006

1.   HENDERSON INCOME ADVANTAGE FUND

     On March 20, 2006, the Board of Trustees of the Funds approved changes to the Henderson Income Advantage Fund's name, investment objective and non-fundamental investment strategies. The changes approved by the Board include:

     (1) The Henderson Income Advantage Fund will be renamed the Henderson Worldwide Bond Fund;

     (2) The Fund will amend its investment objective to seek total return through current income and capital appreciation; and

     (3) The Fund will seek to achieve its investment objective by investing substantially all of its assets in income producing securities (including lower-quality securities, "junk bonds") with a focus on foreign investment grade debt (including developed market government bonds), emerging market debt, international high yield debt, US investment grade corporate debt and US government debt securities. The Fund may also invest up to 20% of its assets in dividend-paying equity securities domiciled in the US or abroad.

It is anticipated that the changes to the Fund approved by the Board on March 20, 2006 will become effective May 19, 2006.

For the period from March 20, 2006 until May 19, 2006, the Henderson Income Advantage Fund will waive any contingent deferred sales charges and redemption fees applicable to Fund shares redeemed.

2. THE DISCLOSURE UNDER THE CAPTION "MANAGEMENT OF THE FUNDS-PORTFOLIO MANAGERS-INCOME ADVANTAGE FUND" ON PAGE 38 OF THE PROSPECTUS IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

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     Daniel J. Doyle is primarily responsible for the day-to-day management of the Fund. Daniel Beharall, John Pattullo and Jenna Barnard are responsible for the international portion of the Fund.

     Daniel J. Doyle, Director of U.S. Credit, joined Henderson Global Investors in 2002. Previously, Mr. Doyle was a Senior Vice President at Scudder Investments, Inc. (1986 - 2002) where he was a Portfolio Manager for various high yield funds. Mr. Doyle was also a Commercial Bank Examiner at the Federal Reserve Bank of Chicago (1984 - 1986) and has more than 18 years of experience in investment management and research.

     Daniel Beharall is Director of Fixed Income with responsibility for absolute return and emerging market bond products. He joined Henderson Global Investors in 1998 as a Portfolio Manager and has over 12 years of experience in the industry.

     John Pattullo is Director of Fixed Income with responsibility for high yield fixed income at Henderson Global Investors. He joined Henderson in 1997 and has over 12 years of experience in the industry.

     Jenna Barnard is an Associate Director of Fixed Income responsible for high yield fixed income. She joined Henderson Global Investors in 2002 as Credit Analyst, Assistant Portfolio Manager and in 2004 became a Credit Portfolio Manager.

3. THE DISCLOSURE UNDER THE CAPTION "DESCRIPTION OF SHARE CLASSES-SALES CHARGE WAIVERS-CLASS A SHARES" ON PAGE 44 OF THE PROSPECTUS DATED NOVEMBER 30, 2005 AND PAGE 19 OF THE PROSPECTUS DATED JANUARY 31, 2006 IS AMENDED BY RESTATING NO. 3 OF EACH PROSPECTUS AND ADDING WAIVER NO. 12 TO THE NOVEMBER 30, 2005 PROSPECTUS AS FOLLOWS:

     3. Reinvestment by a shareholder who has redeemed shares in a Fund and reinvests in that or another Fund, provided the reinvestment is made within 90 days of the redemption

     12. Purchases by registered management investment companies that have an agreement with Adviser or Distributor for that purpose.

4. THE DISCLOSURE UNDER THE CAPTION "HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES-OTHER CONSIDERATIONS-FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES" ON PAGE 53 OF THE PROSPECTUS DATED NOVEMBER 30, 2005 IS AMENDED TO ADD THE FOLLOWING BULLET POINT IN CONNECTION WITH WAIVERS OF THE FUNDS' 2.00% REDEMPTION
FEE:

     <    Total or partial redemptions of shares by registered management investment companies that have an agreement with the Adviser or Distributor for that purpose.

5. THE DISCLOSURE UNDER THE CAPTION "DESCRIPTION OF SHARE CLASSES-CONTINGENT DEFERRED SALES CHARGE (CDSC)-CDSC WAIVERS" ON PAGE 46 OF THE PROSPECTUS DATED NOVEMBER 30, 2005 AND PAGE 20 OF THE PROSPECTUS DATED JANUARY 31, 2006 AMENDED TO ADD THE FOLLOWING BULLET POINT:

     <    redemptions of Class C shares held by retirement plans

            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.